Statements of Operations (Unaudited) - USD ($)	3 Months Ended
	Jan. 31, 2016	Jan. 31, 2015
Revenues
Merchandise Sales	$ 6,993	$ 31,274
Cost of Goods Sold	(6,873)	(18,907)
Gross Profit	121	12,367
Expenses
General and Administration	2,345	$ 763
Depreciation	$ 49
Research & Development
Total Expenses	$ 2,395	$ 763
Net Income (Loss)	$ (2,274)	$ 11,604
Net Loss Per Basic and Diluted Shares	$ (0.00)	$ 0.00
Weighted average number of Common Shares outstanding	5,000,000	4,000,000